Exhibit 99.1

Letter of Transmittal

To Tender for Exchange

9.125% Senior Notes due 2019

of

Syniverse Holdings, Inc.

Pursuant to the Prospectus

dated             , 2011

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON                     , 2011, UNLESS EXTENDED (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED FROM TIME TO TIME, THE “EXPIRATION DATE”). TENDERS MAY BE WITHDRAWN AT ANY TIME BEFORE THE EXPIRATION DATE.

The Exchange Agent for the Exchange Offer is:

Wilmington Trust, National Association

If you want to accept the Exchange Offer, this Letter of Transmittal must be completed, signed and timely submitted to Wilmington Trust, National Association, the exchange agent (the “Exchange Agent”), as follows:

In Person, By Registered or Certified Mail or Overnight Courier:	By Facsimile Transmission:

Wilmington Trust, National Association	(302) 636-4139
c/o Wilmington Trust Company	Attn: Sam Hamed
Corporate Capital Markets
Rodney Square North
1100 North Market Street
Wilmington, DE 19890-1626
Attn: Sam Hamed
Tel: (302) 636-6181

Delivery of this Letter of Transmittal to an address other than as set forth above, or transmission via a facsimile number other than as listed above, will not constitute a valid delivery to the Exchange Agent.

The undersigned acknowledges receipt of the Prospectus, dated                 , 2011 (the “Prospectus”), of Syniverse Holdings, Inc., a Delaware corporation (the “Issuer”), and this Letter of Transmittal (this “Letter of Transmittal”), which, together with the Prospectus, constitutes the Issuer’s offer (the “Exchange Offer”) to exchange an aggregate principal amount of up to $475,000,000 of its 9.125% Senior Notes due 2019 (the “Exchange Notes”), which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for an equal aggregate principal amount of its outstanding 9.125% Senior Notes due 2019 (the “Outstanding Notes”), issued and sold in a transaction exempt from registration under the Securities Act. Recipients of the Prospectus should read the requirements described in such Prospectus with respect to eligibility to participate in the Exchange Offer. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

The undersigned hereby tenders the Outstanding Notes described in the box entitled “Description of the Outstanding Notes” below under the terms and conditions described in the Prospectus and this Letter of Transmittal. The undersigned is the registered holder of all the Outstanding Notes tendered hereby (the “Holder”) and the undersigned represents that it has received from each beneficial owner of Outstanding Notes tendered hereby (the “Beneficial Owners”) a duly completed and executed form of “Instructions to Registered Holder from Beneficial Owner” accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING ANY BOX BELOW.

This Letter of Transmittal is to be used by a Holder (i) if certificates representing Outstanding Notes are to be forwarded herewith and (ii) if a tender of certificates representing Outstanding Notes is made pursuant to the guaranteed delivery procedures in the section of the Prospectus entitled “The Exchange Offer—Guaranteed Delivery Procedures.”

Holders that are tendering by book-entry transfer to the Exchange Agent’s account at the Depository Trust Company (“DTC”) can execute the tender through DTC’s Automated Tender Offer Program (“ATOP”) for which the Exchange Offer will be eligible. The Exchange Agent and DTC have confirmed that any financial institution that is a participant in DTC’s system may use DTC’s ATOP to tender. Participants in the program may, instead of physically completing and signing the accompanying letter of transmittal and delivering it to the Exchange Agent, transmit their acceptance of this Exchange Offer electronically. They may do so by causing DTC to transfer the Outstanding Notes to the Exchange Agent in accordance with its procedures for transfer. DTC will then send an agent’s message to the Exchange Agent. The term “agent’s message” means a message transmitted by DTC, received by the Exchange Agent and forming part of the book-entry confirmation, to the effect that: (i) DTC has received an express acknowledgment from a participant in its ATOP that is tendering Outstanding Notes that are the subject of the book-entry confirmation; (ii) the participant has received and agrees to be bound by the terms of the accompanying letter of transmittal; and (iii) the agreement may be enforced against that participant.

Any Beneficial Owner whose Outstanding Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender should contact such Holder promptly and instruct such Holder to tender on behalf of the Beneficial Owner. If such Beneficial Owner wishes to tender on its own behalf, such Beneficial Owner must either make appropriate arrangements to register ownership of the Outstanding Notes in such Beneficial Owner’s name or obtain a properly completed bond power from the Holder before completing and executing this Letter of Transmittal and delivering its Outstanding Notes. The transfer of record ownership may take considerable time.

To properly complete this Letter of Transmittal, a Holder must (i) complete the box entitled “Description of the Outstanding Notes,” (ii) if appropriate, check and complete the boxes relating to book-entry transfer, guaranteed delivery, Special Issuance Instructions and Special Delivery Instructions, (iii) sign this Letter of Transmittal by completing the box entitled “Sign Here To Tender Your Outstanding Notes” and (iv) complete the substitute Form W-9. Each Holder should carefully read the detailed instructions below before completing this Letter of Transmittal.

Holders of Outstanding Notes who wish to tender their Outstanding Notes for exchange and (i) whose Outstanding Notes are not immediately available, (ii) who cannot deliver their Outstanding Notes, this Letter of Transmittal and all other documents required hereby to the Exchange Agent on or before the Expiration Date or (iii) who cannot complete the applicable procedures under DTC’s ATOP on or before the Expiration Date, must tender the Outstanding Notes pursuant to the guaranteed delivery procedures set forth in the section of the Prospectus entitled “The Exchange Offer—Guaranteed Delivery Procedures.” See Instruction 2.

Holders of Outstanding Notes who wish to tender their Outstanding Notes for exchange must complete columns (1) through (3) in the box below entitled “Description of the Outstanding Notes,” and sign the box below entitled “Sign Here To Tender Your Outstanding Notes.” If only those columns are completed, such Holder will have tendered for exchange all Outstanding Notes listed in column (3) below. If the Holder wishes to tender for exchange less than all of such Outstanding Notes, column (4) must be completed in full. In such case, such Holder should refer to Instruction 5.

The Exchange Offer may be extended, terminated or amended, as provided in the Prospectus. During any such extension of the Exchange Offer, all Outstanding Notes previously tendered in the Exchange Offer and not withdrawn will remain subject to such Exchange Offer.

The undersigned hereby tenders for exchange the Outstanding Notes described in the box entitled “Description of the Outstanding Notes” below under the terms and conditions described in the Prospectus and this Letter of Transmittal.

DESCRIPTION OF THE OUTSTANDING NOTES

Name(s) and Address(es) of Registered Holder(s) (please fill in, if blank) (1)	Certificate Number(s) (2)	Aggregate Principal Amount Represented by Certificates (a) (3)	Principal Amount Tendered (b) (4)
[SPECIMEN]	[SPECIMEN]	[SPECIMEN]	[SPECIMEN]
[SPECIMEN]	[SPECIMEN]	[SPECIMEN]	[SPECIMEN]
[SPECIMEN]	[SPECIMEN]	[SPECIMEN]	[SPECIMEN]
[SPECIMEN]	[SPECIMEN]	[SPECIMEN]	[SPECIMEN]
[SPECIMEN]	[SPECIMEN]	[SPECIMEN]	[SPECIMEN]
Total Principal Amount		[SPECIMEN]	[SPECIMEN]

(a)    Unless indicated in this column, any tendering Holder will be deemed to have tendered the entire aggregate principal amount represented by the Outstanding Notes indicated in the column labeled “Aggregate Principal Amount Represented by Certificate(s).” See Instruction 5.

(b)    The minimum permitted tender is $2,000 in principal amount of Outstanding Notes. All other tenders must be in integral multiples of $1,000.

☐	CHECK HERE IF TENDERED OUTSTANDING NOTES ARE ENCLOSED HEREWITH.

☐	CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY ENCLOSED HEREWITH AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name(s) of Registered Holder(s):	[SPECIMEN]
Date of Execution of Notice of Guaranteed Delivery:	[SPECIMEN]
Window Ticket Number (if any):	[SPECIMEN]
Name of Institution that Guaranteed Delivery:	[SPECIMEN]

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:	[SPECIMEN]
Address:	[SPECIMEN]

If the undersigned is not a broker-dealer, the undersigned represents that it is not engaging in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Outstanding Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

Only Holders are entitled to tender their Outstanding Notes for exchange in the Exchange Offer. Any financial institution that is a participant in DTC’s system and whose name appears on a security position listing as the record owner of the Outstanding Notes and who wishes to make book-entry delivery of Outstanding Notes as described above must complete and execute a participant’s letter (which will be distributed to participants by DTC) instructing DTC’s nominee to tender such Outstanding Notes for exchange. Persons who are Beneficial Owners of Outstanding Notes but are not Holders and who seek to tender Outstanding Notes should (i) contact the Holder and instruct such Holder to tender on his or her behalf, (ii) obtain and include with this Letter of Transmittal, Outstanding Notes properly endorsed for transfer by the Holder or accompanied by a properly completed bond power from the Holder, with signatures on the endorsement or bond power guaranteed by a firm that is an eligible institution (as defined in the Prospectus), or (iii) effect a record transfer of such Outstanding Notes from the Holder to such Beneficial Owner and comply with the requirements applicable to Holders for tendering Outstanding Notes before the Expiration Date. See the section of the Prospectus entitled “The Exchange Offer—Procedures for Tendering.”

SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

SPECIAL ISSUANCE INSTRUCTIONS		SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 6, 8 and 9)		(See Instructions 1, 6, 8 and 9)

To be completed ONLY (i) if the Exchange Notes issued in exchange for the Outstanding Notes, certificates for Outstanding Notes in a principal amount not exchanged for Exchange Notes, or Outstanding Notes (if any) not tendered for exchange, are to be issued in the name of someone other than the undersigned or (ii) if Outstanding Notes tendered by book-entry transfer which are not exchanged are to be returned by credit to an account maintained at DTC other than the DTC account from which such Notes were tendered.

To be completed ONLY if the Exchange Notes issued in exchange for Outstanding Notes, certificates for Outstanding Notes in a principal amount not exchanged for Exchange Notes, or Outstanding Notes (if any) not tendered for exchange, are to be mailed or delivered (i) to someone other than the undersigned or (ii) to the undersigned at an address other than the address shown below the undersigned’s signature.

Issue to:		Mail or deliver to:

Name:	[SPECIMEN]	Name:	[SPECIMEN]
(Please Print)		(Please Print)

Address:	[SPECIMEN]	Address:	[SPECIMEN]
(Please Print)		(Please Print)

[SPECIMEN]		[SPECIMEN]
(Zip Code)		(Zip Code)

[SPECIMEN]		[SPECIMEN]
(Taxpayer Identification or Social Security Number)		(Taxpayer Identification or Social Security Number)

Credit Outstanding Notes not exchanged and delivered by book-entry transfer to DTC account set forth below:

[SPECIMEN]

(Account Number)

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Issuer for exchange the Outstanding Notes indicated above. Subject to, and effective upon, acceptance for exchange of the Outstanding Notes tendered for exchange herewith, the undersigned will have irrevocably sold, assigned, transferred and exchanged, to the Issuer, all right, title and interest in, to and under all the Outstanding Notes tendered for exchange hereby, and hereby will have appointed the Exchange Agent as the true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as agent of the Issuer) of such Holder with respect to such Outstanding Notes, with full power of substitution to (i) deliver certificates representing such Outstanding Notes, or transfer ownership of such Outstanding Notes on the account books maintained by DTC (together, in any such case, with all accompanying evidences of transfer and authenticity), to the Issuer, (ii) present and deliver such Outstanding Notes for transfer on the books of the Issuer and (iii) receive all benefits and otherwise exercise all rights and incidents of beneficial ownership with respect to such Outstanding Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph will be deemed to be irrevocable and coupled with an interest.

The undersigned hereby represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Outstanding Notes; and that when such Outstanding Notes are accepted for exchange by the Issuer, the Issuer will acquire good and marketable title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned further warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Issuer to be necessary or desirable to complete the exchange, assignment and transfer of the Outstanding Notes tendered for exchange hereby. The undersigned further agrees that acceptance of any and all validly tendered Outstanding Notes by the Issuer and the issuance of Exchange Notes in exchange therefor will constitute performance in full by the Issuer of its obligations under the registration rights agreement (as defined in the Prospectus), subject to certain limited exceptions.

By tendering, the undersigned hereby further represents to the Issuer that (i) the Exchange Notes to be acquired by the undersigned in exchange for the Outstanding Notes tendered hereby and any Beneficial Owner(s) of such Outstanding Notes in connection with the Exchange Offer will be acquired by the undersigned and such Beneficial Owner(s) in the ordinary course of their respective businesses, (ii) neither the undersigned nor any Beneficial Owner has any arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Notes in violation of the Securities Act and, at the time of consummation of the Exchange Offer, neither the undersigned nor any Beneficial Owner will have any such arrangement or understanding, and if such person is not a broker-dealer, such person is not engaging in, and does not intend to engage in, a distribution of the Exchange Notes, (iii) the undersigned and each Beneficial Owner acknowledge and agree that any person who is a broker-dealer registered under the Exchange Act or is participating in the Exchange Offer for the purpose of distributing the Exchange Notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the Exchange Notes acquired by such person and cannot rely on the position of the Staff of the SEC set forth in certain no-action letters, (iv) the undersigned and each Beneficial Owner understand that a secondary resale transaction described in clause (iii) above and any resales of Exchange Notes obtained by the undersigned in exchange for the Outstanding Notes acquired by the undersigned directly from the Issuer must be covered by an effective registration statement containing the selling securityholder information required by Item 507 or Item 508, as applicable, of Regulation S-K of the SEC, (v) neither the undersigned nor any Beneficial Owner is an “affiliate,” as defined under Rule 405 under the Securities Act, of the Issuer or an affiliate of any guarantor, or if it is an affiliate, the undersigned or any Beneficial Owner will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable and (vi) neither the undersigned nor any Beneficial Owner is acting on behalf of any persons or entities who could not truthfully make the foregoing representations.

If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Outstanding Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering such prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. A broker-dealer may not participate in the Exchange Offer with respect to the Outstanding Notes acquired other than as a result of market-making activities or other trading activities.

For purposes of the Exchange Offer, the Issuer will be deemed to have accepted for exchange, and to have exchanged, validly tendered Outstanding Notes, if, as and when the Issuer gives oral (promptly confirmed in writing) or written notice thereof to the Exchange Agent. Tenders of Outstanding Notes for exchange may be withdrawn at any time before 5:00 p.m., New York City time, on the Expiration Date. See “The Exchange Offer—Withdrawal Rights” in the Prospectus. Any Outstanding Notes tendered by the undersigned and not accepted for exchange will be returned to the undersigned at the address set forth above unless otherwise indicated in the box above entitled “Special Delivery Instructions” promptly after the Expiration Date.

The undersigned acknowledges that the Issuer’s acceptance of Outstanding Notes validly tendered for exchange under any one of the procedures described in the section of the Prospectus entitled “The Exchange Offer” and in the instructions hereto will constitute a binding agreement between the undersigned and the Issuer upon the terms and subject to the conditions of the Exchange Offer.

Unless otherwise indicated in the box entitled “Special Issuance Instructions,” please return any Outstanding Notes not tendered for exchange in the name(s) of the undersigned. Similarly, unless otherwise indicated in the box entitled “Special Delivery Instructions,” please mail any certificates for Outstanding Notes not tendered or exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned’s signature(s). If both “Special Issuance Instructions” and “Special Delivery Instructions” are completed, please issue the certificates representing the Exchange Notes issued in exchange for the Outstanding Notes accepted for exchange in the name(s) of, and return any Outstanding Notes not tendered for exchange or not exchanged to, the person(s) so indicated. The undersigned recognizes that the Issuer has no obligation under the “Special Issuance Instructions” and “Special Delivery Instructions” to transfer any Outstanding Notes from the name of the Holder(s) thereof if the Issuer does not accept for exchange any of the Outstanding Notes so tendered for exchange or if such transfer would not be in compliance with any transfer restrictions applicable to such Outstanding Note(s).

To validly tender Outstanding Notes for exchange, Holders must complete, execute, and deliver this Letter of Transmittal.

Except as stated in the Prospectus, all authority herein conferred or agreed to be conferred will survive the death, incapacity or dissolution of the undersigned, and any obligation of the undersigned hereunder will be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as otherwise stated in the Prospectus, this tender for exchange of Outstanding Notes is irrevocable.

SIGN HERE TO TENDER YOUR OUTSTANDING NOTES

(To be completed by all tendering Holders unless an Agent’s Message is delivered in connection with book-entry transfer of such Outstanding Notes)

x	[SPECIMEN]

x	[SPECIMEN]

Signature(s) of Registered Holder(s) or Authorized Signatory

(See guarantee requirement below)

Dated:	[SPECIMEN]	, 2011

Must be signed by the Holder(s) exactly as name(s) appear(s) on certificate(s) representing the Outstanding Notes or on a security position listing or by person(s) authorized to become registered Outstanding Note holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information. (See Instruction 6.)

Name(s):	[SPECIMEN]
(Please Type or Print)

Capacity:	[SPECIMEN]
(Please Type or Print)

Address:	[SPECIMEN]

Principal place of business (if different from address listed above):	[SPECIMEN]

Area Code and Telephone Number:	[SPECIMEN]

Taxpayer Identification or Social Security No.:	[SPECIMEN]

(PLEASE COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9

OR APPLICABLE IRS FORM W-8)

SIGNATURE GUARANTEE (if required by Instruction 1)

Authorized Signature:	[SPECIMEN]

Name(s):	[SPECIMEN]
(Please Type or Print)

Title:	[SPECIMEN]
(Please Type or Print)

Name of Eligible Institution:	[SPECIMEN]

Address:	[SPECIMEN]

Area Code and Telephone Number:	[SPECIMEN]

Dated:	[SPECIMEN]	, 2011

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offer

1.	Guarantee of Signatures.

Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by an institution which is an eligible institution that is a member of one of the following recognized Signature Guarantee Programs:

(a)	The Securities Transfer Agents Medallion Program (STAMP);

(b)	The New York Stock Exchange Medallion Signature Program (MSP); or

(c)	The Stock Exchange Medallion Program (SEMP).

Signatures on this Letter of Transmittal need not be guaranteed (i) if this Letter of Transmittal is signed by the Holder(s) of the Outstanding Notes tendered herewith and such Holder(s) have not completed the box entitled “Special Issuance Instructions” or the box entitled “Special Delivery Instructions” on this Letter of Transmittal or (ii) if such Outstanding Notes are tendered for the account of an eligible institution. In all other cases, all signatures must be guaranteed by an eligible institution.

2.	Delivery of this Letter of Transmittal and Outstanding Notes; Guaranteed Delivery Procedures.

This Letter of Transmittal is to be completed by Holders if certificates representing Outstanding Notes are to be forwarded herewith. All physically delivered Outstanding Notes, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) and any other required documents, must be received by the Exchange Agent at its address set forth herein on or before the Expiration Date or the tendering Holder must comply with the guaranteed delivery procedures set forth below. Delivery of the documents to DTC does not constitute delivery to the Exchange Agent.

The method of delivery of Outstanding Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the Holder. Except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. Instead of delivery by mail, it is recommended that Holders use an overnight or hand delivery service, properly insured. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent before the Expiration Date. Neither this Letter of Transmittal nor any Outstanding Notes should be sent to the Issuer. Holders may request their respective brokers, dealers, commercial banks, trust companies or nominees to effect the above transactions for such Holders.

Holders of Outstanding Notes who elect to tender Outstanding Notes and (i) whose Outstanding Notes are not immediately available or (ii) who cannot deliver the Outstanding Notes, this Letter of Transmittal or other required documents to the Exchange Agent on or before the Expiration Date must tender their Outstanding Notes according to the guaranteed delivery procedures set forth in the Prospectus. Holders may have such tender effected if:

(a)	such tender is made through an eligible institution;

(b)	before 5:00 p.m., New York City time, on the Expiration Date, the Exchange Agent has received from such eligible institution a properly completed and duly executed Notice of Guaranteed Delivery by facsimile transmission, mail or hand delivery, setting forth the name and address of the Holder, if possible, the certificate number(s) of such Outstanding Notes tendered and the principal amount of Outstanding Notes tendered for exchange, stating that tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery, this Letter of Transmittal (or facsimile thereof), together with the certificate(s) representing such Outstanding Notes (or a book-entry confirmation and an agent’s message), in proper form for transfer, and any other documents required by this Letter of Transmittal, will be deposited by such eligible institution with the Exchange Agent; and

(c)	a properly completed and executed Letter of Transmittal (or facsimile thereof), as well as the certificate(s) for all tendered Outstanding Notes in proper form for transfer or a book-entry confirmation and an agent’s message, together with any other documents required by this Letter of Transmittal, are received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery.

No alternative, conditional or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive notice of the acceptance of their Outstanding Notes for exchange.

3.	Inadequate Space.

If the space provided in the box entitled “Description of the Outstanding Notes” above is inadequate, the certificate numbers and principal amounts of the Outstanding Notes being tendered should be listed on a separate signed schedule affixed hereto.

4.	Withdrawals.

A tender of Outstanding Notes may be withdrawn at any time before the Expiration Date by delivery of written notice of withdrawal (or facsimile thereof) to the Exchange Agent at the address set forth on the cover of this Letter of Transmittal. To be effective, a notice of withdrawal of Outstanding Notes must (i) specify the name of the person who tendered the Outstanding Notes to be withdrawn, (ii) identify the Outstanding Notes to be withdrawn (including the certificate number(s) and aggregate principal amount of such Outstanding Notes to be withdrawn), (iii) include a statement that the person is withdrawing his election to have such Outstanding Notes exchanged, (iv) be signed by the person who tendered the Outstanding Notes in the same manner as the original signature on the Letter of Transmittal by which such Outstanding Notes were tendered (including any required signature guarantees) and (v) specify the name in which the Outstanding Notes are to be re-registered, if different from that of the withdrawing holder. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Issuer in its sole discretion, whose determination will be final and binding on all parties. Any Outstanding Notes so withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer and no Exchange Notes will be issued with respect thereto unless the Outstanding Notes so withdrawn are validly retendered. Properly withdrawn Outstanding Notes may be retendered by following one of the procedures described in the section of the Prospectus entitled “The Exchange Offer—Procedures for Tendering” at any time before the Expiration Date

5.	Partial Tenders.

Tenders of Outstanding Notes will be accepted only in minimum denominations of $2,000 principal amount and integral multiples of $1,000 thereafter. If a tender for exchange is to be made with respect to less than the entire principal amount of any Outstanding Notes, fill in the principal amount of the Outstanding Notes, which are tendered for exchange in column (4) of the box entitled “Description of the Outstanding Notes,” as more fully described in the footnotes thereto. In the case of a partial tender for exchange, a new certificate, in fully registered form, for the remainder of the principal amount of the Outstanding Notes, will be sent to the Holders unless otherwise indicated in the appropriate box on this Letter of Transmittal promptly after the expiration or termination of the Exchange Offer.

6.	Signatures on this Letter of Transmittal, Powers of Attorney and Endorsements.

(a)	The signature(s) of the Holder on this Letter of Transmittal must correspond with the name(s) as written on the face of the Outstanding Notes without alteration, enlargement or any change whatsoever.

(b)	If tendered Outstanding Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

(c)	If any tendered Outstanding Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary or required documents as there are different registrations or certificates.

(d)	When this Letter of Transmittal is signed by the Holder listed and transmitted hereby, no endorsements of Outstanding Notes or bond powers are required. If, however, Outstanding Notes not tendered or not accepted, are to be issued or returned in the name of a person other than the Holder, then the Outstanding Notes transmitted hereby must be endorsed or accompanied by a properly completed bond power, in a form satisfactory to the Issuer, in either case signed exactly as the name(s) of the Holder(s) appear(s) on the Outstanding Notes. Signatures on such Outstanding Notes or bond powers must be guaranteed by an eligible institution (unless signed by an eligible institution).

(e)	If this Letter of Transmittal or Outstanding Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys in fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by the Issuer, evidence satisfactory to the Issuer of their authority to so act must be submitted with this Letter of Transmittal.

(f)	If this Letter of Transmittal is signed by a person other than the Holder listed, the Outstanding Notes must be endorsed or accompanied by a properly completed bond power which authorizes the person to tender the Outstanding Notes on behalf of the Holder, in either case signed by such Holder exactly as the name(s) of the Holder appear(s) on the certificates. Signatures on such Outstanding Notes or bond powers must be guaranteed by an eligible institution (unless signed by an eligible institution).

7.	Substitute Form W-9.

THE SUBSTITUTE FORM W-9 SHOULD BE COMPLETED AND SIGNED IF YOU ARE A U.S. PERSON. IF YOU ARE A FOREIGN PERSON (OR A DOMESTIC DISREGARDED ENTITY THAT HAS A FOREIGN OWNER), DO NOT USE SUBSTITUTE FORM W-9. INSTEAD USE THE APPROPRIATE IRS FORM W-8.

Under the U.S. federal income tax laws, payments that may be made by the Issuer with respect to the Exchange Notes issued in the Exchange Offer may be subject to backup withholding at the rate specified in Section 3406(a)(1) of the Code (the “Specified Rate”). To avoid such backup withholding, each tendering Holder (or other payee) that is a U.S. person should complete and sign the substitute Form W-9 included in this Letter of Transmittal, provide the correct taxpayer identification number (“TIN”), or indicate that such Holder is awaiting a TIN and certify, under penalties of perjury, that (a) the TIN provided is correct or that such Holder is awaiting a TIN; (b) that the Holder is not subject to backup withholding because (i) the Holder has not been notified by the Internal Revenue Service (the “IRS”) that the Holder is subject to backup withholding as a result of a failure to report all interest or dividends, (ii) the IRS has notified the Holder that the Holder is no longer subject to backup withholding, or (iii) the Holder is exempt from backup withholding; and (c) the Holder is a U.S. person (including a U.S. resident alien). If a Holder has been notified by the IRS that it is subject to backup withholding, it must cross out item (2) of Part II in the Certification box of the substitute W-9, unless such Holder has since been notified by the IRS that it is no longer subject to backup withholding. In general, if a Holder is an individual, the taxpayer identification number is the Social Security number of such individual. If the Exchange Agent or the Issuer are not provided with the correct TIN, the Holder may be subject to a $50 penalty imposed by the IRS in addition to backup withholding of the Specified Rate of payments to such Holder.

The Holder (other than a foreign holder, as described below,) is required to give the TIN (e.g. the social security number or employer identification number) of the person who will be the record Holder of the Exchange Notes. If such Holder has not been issued a TIN and has applied for one, or intends to apply for one in the near future, such Holder should write “Applied For” in the space provided for the TIN in Part I of the substitute Form W-9 and sign and date the substitute Form W-9. If “Applied For” is written in Part I, the Issuer (or the paying agent under the indenture governing the Exchange Notes) may retain the Specified Rate of payments made to the record Holder of the Exchange Notes during the sixty (60) day period after the date of the substitute Form W-9. In such case, if the Holder furnishes the Exchange Agent or the Issuer with his or her TIN within sixty (60) days after the date of the substitute Form W-9, the Issuer (or the paying agent) will remit such amounts retained during the sixty (60) day period to the Holder and no further amounts will be retained or withheld from payments made to the Holder thereafter; however, if the Holder fails to furnish the Exchange Agent or the Issuer with his or her TIN within such sixty (60) day period, the Issuer (or the paying agent) will remit such previously retained amounts to the IRS as backup withholding and will continue to retain the Specified Rate of payments made to the record Holder of the Exchange Notes and remit such amounts to the IRS as backup withholding until the Holder furnishes its TIN to the Exchange Agent or the Issuer.

Certain Holders (including, among others, certain holders that are not U.S. persons or U.S. resident aliens (“Exempt Holders”)) are not subject to these backup withholding and reporting requirements. To avoid erroneous backup withholding, each Exempt Holder (other than an Exempt Holder that is a foreign person (“Foreign Holder”)) should enter the Exempt Holder’s name, address, status and TIN on the face of the substitute Form W-9 and check “EXEMPT” on substitute Form W-9, and sign, date and return the substitute Form W-9 to the paying agent with this Letter of Transmittal. See the enclosed substitute Form W-9 for additional instructions. A Foreign Holder should not complete the substitute Form W-9. To qualify as an exempt recipient, a Foreign Holder must submit a properly completed IRS Form W-8BEN, IRS Form W-8ECI, IRS Form W-8EXP, IRS Form W-8IMY or other applicable IRS form, signed under penalties of perjury, attesting to that person’s exempt status. Such forms can be obtained from the Exchange Agent.

For further information concerning backup withholding and instructions for completing the substitute Form W-9 (including how to obtain a TIN if you do not have one and how to complete the substitute Form W-9 if the Exchange Notes are registered in more than one name), consult the enclosed substitute Form W-9. Failure to complete the substitute Form W-9 will not, by itself, cause Outstanding Notes to be deemed invalidly tendered for exchange, but may require the Issuer (or the paying agent) to withhold the Specified Rate of the amount of any payments made with respect to the Exchange Notes. Backup withholding is not an additional U.S. federal income tax. Rather, the amount of tax withheld will be allowed as a refund or credit against the U.S. tax liability of a person subject to backup withholding if the required information is timely furnished to the IRS.

All Holders should consult the “Material United States Federal Income Tax Considerations” section of the Prospectus.

8.	Transfer Taxes.

Except as set forth in this Instruction 8, the Issuer will pay all transfer taxes, if any, applicable to the exchange of Outstanding Notes pursuant to the Exchange Offer. If, however, Exchange Notes are to be delivered to, or issued or registered in the name of, any person other than the registered Holder of the Outstanding Notes tendered, or a transfer tax is imposed for any reason other than the exchange of Outstanding Notes pursuant to the Exchange Offer, then the amount of such transfer taxes (whether imposed on the Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemptions therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

9.	Special Issuance and Delivery Instructions.

If the Exchange Notes are to be issued, or if any Outstanding Notes not tendered for exchange are to be issued or sent to someone other than the Holder or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Holders of Outstanding Notes tendering Outstanding Notes by book-entry transfer may request that Outstanding Notes not accepted be credited to such account maintained at DTC as such Holder may designate.

10.	Irregularities.

All questions as to the validity, form, eligibility (including time of receipt), compliance with conditions, acceptance and withdrawal of tendered Outstanding Notes will be determined by the Issuer in its sole discretion, which determination will be final and binding. The Issuer reserves the absolute right to reject any and all Outstanding Notes not properly tendered or any Outstanding Notes the Issuer’s acceptance of which would, in the opinion of counsel for the Issuer, be unlawful. The Issuer also reserves the right to waive any defects, irregularities or conditions of tender as to particular Outstanding Notes. The Issuer’s interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Outstanding Notes must be cured within such time as the Issuer will determine. Although the Issuer intends to notify Holders of defects or irregularities with respect to tenders of Outstanding Notes, neither the Issuer, the Exchange Agent nor any other person will have any duty or incur any liability for failure to give such notification. Tenders of Outstanding Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Outstanding Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holders, unless otherwise provided in this Letter of Transmittal, promptly following the Expiration Date.

11.	Waiver of Conditions.

The Issuer reserves the absolute right to waive, amend or modify certain of the specified conditions as described under “The Exchange Offer—Conditions to the Exchange Offer” in the Prospectus in the case of any Outstanding Notes tendered (except as otherwise provided in the Prospectus).

12.	Mutilated, Lost, Stolen or Destroyed Outstanding Notes.

Any tendering Holder whose Outstanding Notes have been mutilated, lost, stolen or destroyed, should contact the Exchange Agent at the address indicated herein for further instructions.

13.	Requests for Information or Additional Copies.

Requests for information, questions related to the procedures for tendering or for additional copies of the Prospectus and this Letter of Transmittal may be directed to the Exchange Agent at the address or telephone number set forth on the cover of this Letter of Transmittal.

14.	Certain Tax Consequences.

This Letter of Transmittal does not provide any tax disclosure to the Holders of Outstanding Notes or Exchange Notes. You should consult your tax advisor regarding the federal income tax consequences of the Exchange Offer, as well as tax consequences under any applicable state, local and foreign tax laws. Notwithstanding the foregoing, you should understand that the Issuer will comply with all income tax and withholding requirements that apply to consideration received by Holders with respect to the Exchange Notes. All Holders should consult the “Material United States Federal Income Tax Considerations” section of the Prospectus.

IMPORTANT: This Letter of Transmittal (or a facsimile thereof) together with certificates, or confirmation of book-entry or the Notice of Guaranteed Delivery, and all other required documents must be received by the Exchange Agent before the Expiration Date.

THE FOLLOWING TO BE COMPLETED BY ALL HOLDERS THAT ARE U.S. PERSONS

(INCLUDING U.S. RESIDENT ALIENS) (See Instruction 7)

SUBSTITUTE FORM W-9

TO BE COMPLETED BY TENDERING HOLDERS THAT ARE U.S. HOLDERS

(INCLUDING U.S. RESIDENT ALIENS)

PAYER’S NAME: SYNIVERSE HOLDINGS, INC.

SUBSTITUTE Form W-9	Part 1 – PLEASE PROVIDE YOUR TIN IN THE BOX TO THE RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	Taxpayer Identification Number (e.g. SSN or EIN)
Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (“TIN”) and Certifications	Part 2 – Certification – Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

(2)    I am not subject to backup withholding because: (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3) I am a U.S. citizen or other U.S. person (for U.S. federal income tax purposes).

Certification Instructions – You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest or dividends on your tax return, and have not received another notification from the IRS stating that you are no longer subject to backup withholding.

Name (as shown in your income tax return):		Part 3
Business name/Disregarded entity name (if different from above):		Awaiting TIN
List Account number(s) here (optional):
Entity: ☐ Individual/Sole Proprietor ☐ Corporation ☐ Partnership ☐ Other:		☐
Address (Include Zip Code):
Signature of U.S. person:	Date:

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY IMPOSED BY THE IRS AND BACKUP WITHHOLDING OF 28% OF ANY CASH PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

NOTE:	YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (1) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number by the time of payment, 28% of all reportable cash payments payable to me thereafter will be withheld and remitted to the IRS as backup withholding.

Signature:	Date:

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper identification Number to Give the Payer. Social Security Numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification Numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All “Section” references are to the Internal Revenue Code of 1986, as amended (the “Code”).

For this type of account:	Give the SOCIAL SECURITY NUMBER OF –	For this type of account:	Give the EMPLOYER IDENTIFICATION NUMBER OF –
1. An individual’s account	The individual	8. A valid trust, estate, or pension trust	The legal entity(4)

2. Two or more individuals	The actual owner of the account or, if combined funds, the first individual on the account(1)	9. Corporate account or LLC electing corporate status on Form 8832	The corporation

3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)	10. Association, club, religious, charitable, educational, or other tax-exempt organization account	The organization

4. a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)	11. Partnership account or multi-member LLC	The partnership
b. So-called trust account that is not a legal or valid trust under State law	The actual owner(1)

5. Sole proprietorship account or single-owner LLC owned by an individual	The owner(3)	12. A broker or registered nominee	The broker or nominee

6. Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))	The grantor	13. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

7. Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B))	The trust	14. Sole proprietorship or single owner LLC not owned by an individual	The owner

1.	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security Number, that person’s number must be furnished.
2.	Circle the minor’s name and furnish the minor’s Social Security Number.
3.	You must show your individual name. You may also enter your business name. You may use either your Social Security Number or your Employer Identification Number.

4.	List first and circle the name of the legal trust, estate, or pension trust. Do not furnish the taxpayer identification number of the personal representative or trustee under the legal entity itself is not designated in the account title.

NOTE:	If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

OBTAINING A NUMBER.

If you do not have a Taxpayer Identification Number or you do not know your number, obtain Form SS-5, Application for a Social Security Card (for individuals), or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the IRS and apply for a number. U.S. resident aliens who cannot obtain a Social Security Number must apply for an ITIN (Individual Taxpayer Identification Number) on Form W-7.

PAYEES EXEMPT FROM BACKUP WITHHOLDING.

Payees specifically exempted from backup withholding on ALL payments include the following:

•

An organization exempt from tax under Section 501(a) of the Code, or an individual retirement plan or a custodial account under Section 403(b)(7) of the Code, if the account satisfies the requirements of Section 401(f)(2) of the Code.

•	The United States or any agency or instrumentality thereof.

•	A state, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

•	A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

•	An international organization or any agency or instrumentality thereof.

Other payees that MAY BE EXEMPT from backup withholding include the following:

•	A corporation.

•	A financial institution.

•	A dealer in securities or commodities required to register in the United States, the District of Columbia or a possession of the United States.

•	A real estate investment trust.

•	A common trust fund operated by a bank under section 584(a) of the Code.

•	A trust exempt from tax under Section 664 of the Code or a trust described in Section 4947 of the Code.

•	An entity registered at all times during the tax year under the Investment Company Act of 1940.

•	A foreign central bank of issue.

•	A futures commission merchant registered with the Commodity Futures Trading Commission.

•	A middleman known in the investment community as a nominee or custodian.

Exempt payees described above that are U.S. persons should file substitute Form W-9 to avoid possible erroneous backup withholding. If you are not a U.S. person and are not subject to backup withholding, file with the payer a completed IRS Form W-8BEN or other IRS Form W-8, as applicable.

PRIVACY ACT NOTICE. Section 6109 requires most recipients of dividend, interest, or other payments to give Taxpayer Identification Numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your return. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of certain payments to a payee who does not furnish a Taxpayer Identification Number to a payer. Certain penalties may also apply.

PENALTIES.

(1) Penalty for Failure to Furnish Taxpayer Identification Number. If you fail to furnish your Taxpayer Identification Number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information with Respect to Withholding. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4) Misuse of Taxpayer Identification Numbers. If the requester discloses or uses Taxpayer Identification Numbers in violation of Federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE IRS.